PLEASE FILE THIS PROSPECTUS AND STATEMENT OF ADDITIONAL
                   INFORMATION SUPPLEMENT WITH YOUR RECORDS.

                            STRONG DISCOVERY FUND II
                       STRONG INTERNATIONAL STOCK FUND II
                          STRONG MID CAP GROWTH FUND II
                           STRONG OPPORTUNITY FUND II
                         STRONG MULTI CAP VALUE FUND II

                    Supplement to Prospectuses and Statements of Additional Information dated May 1, 2001.

                               SHAREHOLDER MEETING

On April 5, 2001, the Board of Directors approved submitting for shareholder vote the items described below. In late May 2001, the Funds' shareholders will be sent a Notice of Annual Meeting and Proxy Statement explaining the items on which the shareholders will vote and notifying them of the record date and the time, date, and location of the shareholder meeting.

o    Election of the Board of Directors.

o Approval of a revised investment advisory agreement with Strong Capital Management, Inc., the Funds' current investment advisor, that reflects the following (except Strong Discovery Fund II and Strong International Stock Fund II):

     1. The addition of breakpoints, under which the management fee will decrease by 0.025% on Fund net assets equal to or greater than $4 billion and will decrease by an additional 0.025% on Fund net assets equal to or greater than $6 billion.

     2. A reduction in the management fee from 1.00% to 0.75% (a corresponding administration fee will be added under a new administration agreement as described below in Fund Administration Fees).

     3. Removal of a 2% expense cap, which had been included in the current advisory agreement under a state law requirement that has since been repealed.

o Ratification of PricewaterhouseCoopers LLP as the Funds' independent auditors.

If approved by shareholders, the new advisory agreement will be effective July 21, 2001.

                            FUND ADMINISTRATION FEES

Effective July 21, 2001, each Fund will sign a new administration agreement, under which Strong Capital Management, Inc., the Funds' current administrator, will provide or make provision for administrative services to the Fund, which were previously performed under the advisory agreement (except Strong Discovery Fund II and Strong International Stock Fund II). Whether or not shareholders approve the new advisory agreement, the management fee will be reduced by and a new administration fee will be added in the amount of 0.25%. However, if shareholders approve the revised advisory agreement, the above administration fee will be increased by 0.05%, to 0.30%.

The increased administration fee will compensate Strong Capital Management, Inc. for the provision of mutual fund accounting and similar services, which had previously been provided to the Funds at no cost.

                               TRANSFER AGENT FEES

Effective June 15, 2001, the annual open account fee payable to Strong Capital Management, Inc. under a Shareholder Servicing Agent Agreement will increase from $21.75 to $27.00 under a new Transfer Agency Agreement. This fee,
                                                          (CONTINUED ON REVERSE)

although collected by Strong Capital Management, Inc., is passed on to various third-party insurance companies that provide sub-transfer agent and dividend paying agent services to beneficial owners of Fund shares.

This increased fee will compensate the Funds' transfer agent for the increased costs of providing shareholder services over the last ten or more years since the fee was last evaluated.

                                  FUND CLOSINGS

Effective April 6, 2001, the Strong Discovery Fund II and Strong International Stock Fund II were closed to new participation agreements for shareholder servicing.

If you have any questions, please call us, day or night, at 1-800-368-1683, 24 hours a day, 7 days a week.


The date of this Prospectus and Statement of Additional Information Supplement is May 1, 2001.